Exhibit 10.2
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 1, 2010, by and among P&L RECEIVABLES COMPANY, LLC, a Delaware limited liability company, as seller (the “Seller”), PEABODY ENERGY CORPORATION, a Delaware corporation (“Peabody”), as initial servicer (in such capacity, collectively, together with its successors and permitted assigns in such capacity, the “Servicer”), the various Sub-Servicers listed on the signature pages hereto (the “Sub-Servicers”), the Purchaser Agents (the “Purchaser Agents”) and the LC Participants listed on the signature pages hereto (the “LC Participants”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”).
RECITALS
     1. The parties hereto are parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of January 25, 2010 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
     2. During the period from the date hereof to May 1, 2010, Power River Coal, LLC intends to change its name from “Powder River Coal, LLC” to “Peabody Powder River Mining, LLC” (the “Powder River Name Change”).
     3. During the period from the date hereof to May 1, 2010, Caballo Coal, LLC intends to change its name from “Caballo Coal, LLC” to “Peabody Caballo Mining, LLC” (the “Caballo Name Change”).
     4. On March 1, 2010 (the “COALSALES Name Change Effective Date”) and prior to giving effect to this Amendment, COALSALES, LLC changed its name from “COALSALES, LLC” to “Peabody COALSALES, LLC” (the “COALSALES Name Change”).
     5. On March 1, 2010 (the “Arclar Name Change Effective Date”) and prior to giving effect to this Amendment, Arclar Company, LLC changed its name from “Arclar Company, LLC” to “Peabody Arclar Mining, LLC” (the “Arclar Name Change”).
     6. On March 1, 2010 (the “COALTRADE Name Change Effective Date”) and prior to giving effect to this Amendment, COALTRADE, LLC changed its name from “COALTRADE, LLC” to “Peabody COALTRADE, LLC” (the “COALTRADE Name Change” and together with the Arclar Name Change, the Powder River Name Change, the Caballo Name Change and the COALSALES Name Change, the “Name Changes”).
     7. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement. For purposes of this Amendment, (i) the “Powder River Name Change Effective Date” shall mean the effective date of the Powder River Name Change as set forth in a certificate of amendment to Powder River Coal, LLC’s certificate of formation and duly filed with the Secretary of State of the State of Delaware and (ii) the “Caballo Name Change Effective Date” shall mean the effective date of the Caballo Name Change as set forth in a certificate of amendment to Caballo Coal, LLC’s certificate of formation and duly filed with the Secretary of State of the State of Delaware.
     SECTION 2. Amendment to the Agreement. The Agreement is hereby amended as follows:
          (a) Effective as of the Powder River Name Change Effective Date, each reference to “Powder River Coal, LLC” in the Agreement is replaced with a reference to “Peabody Powder River Mining, LLC”.
          (b) Effective as of the Caballo Name Change Effective Date, each reference to “Caballo Coal, LLC” in the Agreement is replaced with a reference to “Peabody Caballo Mining, LLC”.
          (c) Effective as of the COALSALES Name Change Effective Date, each reference to “COALSALES, LLC” in the Agreement is replaced with a reference to “Peabody COALSALES, LLC”.
          (d) Effective as of the Arclar Name Change Effective Date, each reference to “Arclar Company, LLC” in the Agreement is replaced with a reference to “Peabody Arclar Mining, LLC”.
          (e) Effective as of the COALTRADE Name Change Effective Date, each reference to “COALTRADE, LLC” in the Agreement is replaced with a reference to “Peabody COALTRADE, LLC”.
     SECTION 3. Notice and Agreement. This Amendment shall constitute and satisfy the notice requirement under Section 2(l)(viii) of Exhibit IV to the Receivables Purchase Agreement solely with respect to the Caballo Name Change and the Powder River Name Change; provided, that if the Caballo Name Change Effective Date shall not have occurred on or prior to May 1, 2010, the notice contemplated by this Section 3 solely with respect to the Caballo Name Change and amendments contemplated by Section 2(b) of this Amendment shall be null and void and if the Powder River Name Change Effective Date shall not have occurred on or prior to May 1, 2010, the notice contemplated by this Section 3 solely with respect to the Powder River Name Change and amendments contemplated by Section 2(a) of this Amendment shall be null and void.
     SECTION 4. Waiver; Limitations. On the terms and subject to the conditions set forth herein, the Administrator, the LC Bank and the Majority LC Participants hereby waive (i) any violation of Section 2(l)(viii) of Exhibit IV to the Agreement arising solely from the failure of the Servicer to provide thirty (30) days prior written notice of the COALSALES Name Change, the Arclar Name Change or the COALTADE Name Change to the Administrator and (ii) any

Termination Event or Unmatured Termination Event arising solely from a violation specifically described in clause (i) above. For the avoidance of doubt, the Administrator and the Purchasers are not now waiving, nor have they agreed to waive in the future, any Termination Event, Unmatured Termination Event or the breach of (or any rights and remedies related to the breach of) any provisions of the Agreement or any other Transaction Document other than as expressly set forth in the preceding sentence.
     SECTION 5. Representations and Warranties. Each of the Seller, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator and the Purchasers as follows:
          (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
          (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
          (c) No Default. Immediately after giving effect to this Amendment, no Termination Event or Unmatured Termination Event shall exist (except to the extent waived pursuant to Section 4 of this Amendment).
     SECTION 6. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 7. Conditions Precedent and Subsequent to Effectiveness. This Amendment shall become effective as of the date hereof (or, with respect to Section 2 above, as of the date specified therein) upon receipt by the Administrator of each of the following, each in form and substance satisfactory to the Administrator:
     (a) counterparts of this Amendment executed by each of the parties hereto;
     (b) counterparts of that certain Ninth Amendment to Purchase and Sale Agreement, dated as of the date hereof (the “Ninth PSA Amendment”), by and among the parties thereto;
     (c) satisfaction of each condition precedent set forth in Section 8 of the Ninth PSA Amendment; and

     (d) such other documents and instruments as the Administrator may reasonably request.
     In addition, the timely performance of the covenants set forth in Section 6 of the Ninth PSA Amendment by each relevant Originator shall be a condition subsequent to the agreements and/or waivers set forth in Section 3 above (other than the proviso thereto) and the first sentence of Section 4 above with respect to such Originator and its Name Change.
     SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.
     SECTION 10. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

P&L RECEIVABLES COMPANY, LLC, as Seller

By:	/s/ Walter L. Hawkins, Jr.
Name:	Walter L. Hawkins, Jr.
Title:	Senior Vice President and Treasurer

PEABODY ENERGY CORPORATION, as initial Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name:	Walter L. Hawkins, Jr.
Title:	Senior Vice President and Treasurer

PEABODY ARCLAR MINING, LLC (f/k/a Arclar Company, LLC), as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name:	Walter L. Hawkins, Jr.
Title:	Senior Vice President and Treasurer

PEABODY MIDWEST MINING, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name:	Walter L. Hawkins, Jr.
Title:	Senior Vice President and Treasurer

TWENTYMILE COAL, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name:	Walter L. Hawkins, Jr.
Title:	Senior Vice President and Treasurer

CABALLO COAL, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name:	Walter L. Hawkins, Jr.
Title:	Senior Vice President and Treasurer

COALSALES II, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name:	Walter L. Hawkins, Jr.
Title:	Senior Vice President and Treasurer

PEABODY WESTERN COAL COMPANY, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name:	Walter L. Hawkins, Jr.
Title:	Senior Vice President and Treasurer

POWDER RIVER COAL, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name:	Walter L. Hawkins, Jr.
Title:	Senior Vice President and Treasurer

PEABODY HOLDING COMPANY, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name:	Walter L. Hawkins, Jr.
Title:	Senior Vice President and Treasurer

PEABODY COALTRADE, LLC (f/k/a COALTRADE, LLC), as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name:	Walter L. Hawkins, Jr.
Title:	Senior Vice President and Treasurer

PEABODY COALSALES, LLC (f/k/a COALSALES, LLC), as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name:	Walter L. Hawkins, Jr.
Title:	Senior Vice President and Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Market Street Purchaser Group

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant

By:	/s/ Richard Munsick
Name:	Richard Munsick
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (f/k/a Calyon New York Branch), as Purchaser Agent for the Atlantic Purchaser Group

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Richard McBride
Name:	Richard McBride
Title:	Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (f/k/a Calyon New York Branch), as an LC Participant

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Richard McBride
Name:	Richard McBride
Title:	Director